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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                December 1, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMMISSION FILE NUMBER 1-11775


                             AVIATION SALES COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                   65-0665658
     (STATE OR OTHER JURISDICTION OF                    (IRS EMPLOYER
      INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NO.)

                               3601 FLAMINGO ROAD
                             MIRAMAR, FLORIDA 33027
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (954) 538-8900
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               3701 Flamingo Road
                             Miramar, Florida 33027
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On December 1, 2000 ("Closing Date"), Aviation Sales Company ("Company") completed the sale of substantially all of the assets and business of its redistribution operation in a series of transactions intended to constitute a single transaction (the "Transaction"). The Transaction was entered into with Kellstrom Industries, Inc. ("Kellstrom") and KAV Inventory, LLC ("KAV"). KAV is a 50/50 limited liability company organized by the Company and Kellstrom. The aggregate purchase price received by the Company in the Transaction was $156.4 million, approximately $127.0 million of which was paid in cash ($122.0 million after payment of transaction expenses). The net proceeds of the Transaction were used by the Company to repay senior debt.

         The first component of the Transaction consisted of KAV's acquisition of substantially all of the aircraft and engine spare parts inventory and the engine inventory of the Company's redistribution operation, as well as certain rotable parts inventories from two of the Company's MR&O operations. The purchase price paid for this inventory was 89% of the closing date adjusted book value of such inventory ($148.6 million), subject to post-closing adjustment as set forth in the agreement relating to the inventory sale. As part of the transaction, KAV consigned the inventory to Kellstrom.

         The cash portion of the purchase price paid for the inventory ($105.5 million) was obtained by KAV from a syndicate of financial institutions led by Bank of America, N.A., with the balance paid in the form of three subordinated promissory notes. The KAV institutional financing is secured by a lien on all of the assets of KAV. The first two subordinated notes, each in the principal amount of $13.7 million, are five-year senior subordinated notes bearing interest at the rate of 14% per annum (see below for a description of Kellstrom's purchase of one of these notes). The first two notes are subordinated in all respects to the KAV institutional financing. The third subordinated note is a five-year junior subordinated note in the principal amount of $15.7 million bearing interest at the rate of 14% per annum. The junior subordinated note is subordinated in all respects to both the KAV institutional financing and to repayment of the two senior subordinated notes.

         The Company and Kellstrom have agreed to share equally the operational expenses of KAV beyond amounts permitted under the loan agreement relating to KAV's institutional financing. Additionally, the Company posted an $8.5 million letter of credit and Kellstrom posted a $6.5 million letter of credit with Bank of America to secure (in part) KAV's institutional financing. The letters of credit will only be drawn upon a default by KAV of its loan obligations and if drawn, such amounts will be treated as loans to KAV and will be repaid prior to repayment of the senior subordinated notes.

         The second component of the Transaction consisted of a sale to Kellstrom of certain non-inventory assets of the Company's redistribution operation and the assumption by Kellstrom of a portion of the redistribution operation's accounts payable. Kellstrom also acquired one of the $13.7

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million senior subordinated notes described above. The net purchase price for these assets (including the $13.7 million senior subordinated note), after adjustment for assumed debt, was $21.5 million, all of which was paid in cash. The purchase price of the non-inventory assets purchased by Kellstrom is subject to post-closing adjustment as set forth in the agreement relating to the asset sale.

         Additionally, as part of the Transaction:

         (i) Kellstrom leased certain furniture, fixtures and equipment (the "FF&E") used in the redistribution operation and the redistribution operation's warehouse facility in Pearland, Texas for a one-year term;

         (ii) Kellstrom leased the redistribution operation's 545,000 square foot warehouse facility located in Miramar, Florida. Pursuant to a sublease agreement, Kellstrom will pay the Company the lesser of $384,000 or the actual lease payment due under the Company's lease for this facility. The Company also granted Kellstrom the right to renew the sublease for five consecutive five year periods, at a fair market rental rate;

         (iii) Kellstrom has an option to acquire the FF&E and/or the Pearland, Texas property during the term of the above-described leases, and for a period of 60 days thereafter, for a purchase price equal to the net book value of such assets (approximately $10.0 million in the aggregate). The Company has an option after one year to require Kellstrom to purchase the FF&E and/or the Pearland, Texas property for the same purchase prices; provided, however, that if the Company exercises either or both of its options, Kellstrom may defer its purchases of and continue to lease the FF&E and/or the Pearland, Texas property for up to an additional six months under certain circumstances;

         (iv) The Company and Kellstrom entered into a cooperation agreement under which the Company agreed to provide repair services for the KAV parts inventory as well as repair services to Kellstrom with respect to Kellstrom's parts inventory, and Kellstrom agreed to supply parts to the Company's MR&O operations, on an ongoing basis;

         (v) The Company and Kellstrom entered into a non-competition agreement whereby the Company is restricted for a period of up to five years from engaging in the redistribution business; and

         (vi) The Company granted Kellstrom a limited license to use the name "Aviation Sales" (if combined with the Kellstrom name) in connection with Kellstrom's redistribution business.

         In connection with the Transaction, the Company entered into amendments to the agreements relating to its senior credit facility and the lease financing for its Miramar, Florida facilities.

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         The foregoing is a summary of the information contained in the agreements relating to the Transaction. Reference is made to the more detailed information contained therein and attached hereto as Exhibits 10.1 through 10.19.

         On the Closing Date, the Company issued a press release announcing the completion of the sale of the assets of its redistribution operation. A copy of the Company's press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 5.           OTHER EVENTS

         On December 4, 2000, the Company entered into an amendment to its standstill agreement with LJH Corporation ("LJH"), which is wholly-owned by Mr. Lacy J. Harber of Dennison, Texas, and Mr. Harber. The amendment permits LJH and Mr. Harber to increase their stake in the Company to up to 30% of the Company's outstanding common stock. The standstill agreement, which was originally entered into in March 2000 and remains in full force and effect, prohibits LJH and Mr. Harber from engaging in certain activities without approval of a majority of the Company's disinterested board members.

         The Company also simultaneously entered into an amendment to the rights agreement relating to its Stockholders' Rights Plan to allow LJH and Mr. Harber to increase their stake in the Company as described above. This amendment will not trigger the exercise of rights under the rights agreement and no rights will be distributed in connection therewith.

         The foregoing is a summary of the information contained in the amendments to the standstill agreement and rights agreement. Reference is made to the more detailed information contained therein and attached hereto as Exhibits 10.20 and 10.21.

         On December 5, 2000, the Company issued a press release announcing the amendments to the standstill agreement and rights agreement. A copy of the Company's press release is attached to this Form 8-K as Exhibit 99.2.

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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

         (a,b)    Financial Statements and Pro Forma Financial Information

                  No historic financial statements of the Company are required to be filed with this Form 8-K. The pro forma financial information required to be filed by the Company under Regulation S-X has previously been filed by the Company through inclusion of the required information in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

         (c)      Exhibits.

      Exhibit No.        Description
      -----------        -----------

          10.1 Asset Purchase Agreement among the Company, Aviation Sales Distribution Services Company ("ASDC") and Kellstrom, dated September 20, 2000

          10.2 Letter Amendment to Asset Purchase Agreement, dated November 28, 2000

          10.3 Inventory Purchase Agreement among KAV, the Company and ASDC, dated September 20, 2000

          10.4 Letter Amendment to Inventory Purchase Agreement, dated November 28, 2000

          10.5           KAV Senior Subordinated Note, dated December 1, 2000

          10.6           KAV Junior Subordinated Note, dated December 1, 2000

          10.7 Operating Agreement of KAV, dated September 20, 2000, between the Company and Kellstrom

          10.8 Letter Agreement between Kellstrom, KAV and the Company, dated December 1, 2000, with respect to the payment of KAV operating expenses

          10.9 Consignment Agreement between KAV and Kellstrom, dated December 1, 2000

         10.10 Equipment Lease Agreement, dated December 1, 2000, among the Company, ASDC and Kellstrom

         10.11 Lease Agreement, dated December 1, 2000, among ASDC and Kellstrom (Pearland)

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      Exhibit No.        Description
      -----------        -----------

         10.12 Lease Agreement, dated December 1, 2000, between Kellstrom and the Company (Miramar)

         10.13 Non-Competition Agreement, dated December 1, 2000, among ASDC, KAV, the Company and Kellstrom

         10.14 License Agreement, dated December 1, 2000, among the Company, KAV and Kellstrom

         10.15 Cooperation Agreement, dated December 1, 2000, between Kellstrom, ASDC and the Company

         10.16 Letter Agreement, dated December 1, 2000, between Kellstrom, ASDC and the Company (Equipment)

         10.17 Letter Agreement, dated December 1, 2000, between Kellstrom and ASDC (Pearland)

         10.18 Consent and Amendment No. 3, dated November 28, 2000, to the Fourth Amended and Restated Credit Agreement dated as of May 31, 2000, as amended

         10.19 Amendment and Consent Agreement No. 5 for Participation Agreement and Certain Other Operative Agreements, dated as of December 1, 2000

         10.20           Amendment No. 2 to Rights Agreement, dated December
                         4, 2000

         10.21           Amendment No. 1 to Agreement, dated December 4, 2000

          99.1           Press Release of Aviation Sales Company dated December
                         4, 2000

          99.2           Press Release of Aviation Sales Company dated December
                         5, 2000

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 18th day of December, 2000.


                                      AVIATION SALES COMPANY


                                      /s/ Michael C. Brant
                                      ------------------------------------------
                                      Michael C. Brant
                                      Vice President and Chief Financial Officer

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                                 EXHIBIT INDEX


      Exhibit No.        Description
      -----------        -----------

          10.1 Asset Purchase Agreement among the Company, Aviation Sales Distribution Services Company ("ASDC") and Kellstrom, dated September 20, 2000

          10.2 Letter Amendment to Asset Purchase Agreement, dated November 28, 2000

          10.3 Inventory Purchase Agreement among KAV, the Company and ASDC, dated September 20, 2000

          10.4 Letter Amendment to Inventory Purchase Agreement, dated November 28, 2000

          10.5           KAV Senior Subordinated Note, dated December 1, 2000

          10.6           KAV Junior Subordinated Note, dated December 1, 2000

          10.7 Operating Agreement of KAV, dated September 20, 2000, between the Company and Kellstrom

          10.8 Letter Agreement between Kellstrom, KAV and the Company, dated December 1, 2000, with respect to the payment of KAV operating expenses

          10.9 Consignment Agreement between KAV and Kellstrom, dated December 1, 2000

         10.10 Equipment Lease Agreement, dated December 1, 2000, among the Company, ASDC and Kellstrom

         10.11 Lease Agreement, dated December 1, 2000, among ASDC and Kellstrom (Pearland)

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      Exhibit No.        Description
      -----------        -----------

         10.12 Lease Agreement, dated December 1, 2000, between Kellstrom and the Company (Miramar)

         10.13 Non-Competition Agreement, dated December 1, 2000, among ASDC, KAV, the Company and Kellstrom

         10.14 License Agreement, dated December 1, 2000, among the Company, KAV and Kellstrom

         10.15 Cooperation Agreement, dated December 1, 2000, between Kellstrom, ASDC and the Company

         10.16 Letter Agreement, dated December 1, 2000, between Kellstrom, ASDC and the Company (Equipment)

         10.17 Letter Agreement, dated December 1, 2000, between Kellstrom and ASDC (Pearland)

         10.18 Consent and Amendment No. 3, dated November 28, 2000, to the Fourth Amended and Restated Credit Agreement dated as of May 31, 2000, as amended

         10.19 Amendment and Consent Agreement No. 5 for Participation Agreement and Certain Other Operative Agreements, dated as of December 1, 2000

         10.20           Amendment No. 2 to Rights Agreement, dated December
                         4, 2000

         10.21           Amendment No. 1 to Agreement, dated December 4, 2000

          99.1           Press Release of Aviation Sales Company dated December
                         4, 2000

          99.2           Press Release of Aviation Sales Company dated December
                         5, 2000